EXHIBIT 99.1

Comtech Appoints Lloyd A. Sprung to its Board of Directors

CHANDLER, Ariz. – August 18, 2025 – Comtech Telecommunications Corp. (NASDAQ: CMTL) (“Comtech” or the “Company”), a global communications technology leader, today announced that its Board of Directors (the “Board”) has appointed Lloyd A. Sprung as an independent director, effective August 18, 2025.

Mr. Sprung possesses more than three decades of corporate finance, capital markets and restructuring experience, having held senior executive roles at leading investment banks including Evercore and UBS. He is currently the managing member of LAS Advisors, an independent financial and strategic advisory firm.

“We are pleased to welcome Lloyd to the Board at this important time for our Company,” said Ken Traub, Chairman, President and CEO of Comtech. “With the improved operating performance that we announced in the third quarter together with the recent financing transactions, Comtech is stronger today and we believe Lloyd will bring a valuable perspective to the Board as we continue to execute on our operational, financial and strategic initiatives to enhance shareholder value.”

“I am honored to be joining the Comtech Board,” said Mr. Sprung. “I look forward to working alongside my fellow directors to support Comtech’s management team and business plans going forward.”

About Lloyd A. Sprung
Mr. Sprung, age 55, is the Managing Member of LAS Advisors, an independent financial and strategic advisory firm he founded in January 2024. He previously served as Managing Director at UBS from August 2017 to December 2023, during which he led the Restructuring and Private Debt Advisory practices. Prior to this, he served as Senior Managing Director at Evercore from April 2011 to May 2017, Managing Director at Miller Buckfire from 2001 to 2010 and previously Vice President at Merrill Lynch. Mr. Sprung obtained his Bachelor of Arts degree in Economics from the University of Pennsylvania and a Master of Business Administration as a Baker Scholar from Harvard Business School.

About Comtech
Comtech Telecommunications Corp. is a leading provider of satellite and space communications technologies; terrestrial and wireless network solutions; Next Generation 911 (“NG911”) and emergency services; and cloud native capabilities to commercial and government customers around the world. Through its culture of innovation and employee empowerment, Comtech leverages its global presence and decades of technology leadership and experience to create some of the world’s most innovative solutions for mission-critical communications. For more information, please visit www.comtech.com.

Cautionary Note Regarding Forward-Looking Statements
Certain information in this press release contains, and oral statements made by the Company’s representatives from time to time may contain, forward-looking statements. Forward-looking statements can be identified by words such as: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “future,” “goal,” “outlook,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “strategy,” “target,” “will,” “would,” and similar references to future periods. Forward-looking statements include, among others, statements regarding expectations for its strategic alternatives process, expectations for further portfolio-shaping opportunities, expectations for other operational initiatives, the intended use of proceeds from the Credit Facility and Amended Subordinated Credit Facility, expectations for completing further financing initiatives, future performance and financial condition, plans to address its ability to continue as a going concern, the plans and objectives of management and assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under its control which may cause actual results, future performance and financial condition, and achievement of plans and objectives of management to be materially different from the results, performance or other expectations implied by these forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or the Company’s good faith belief with respect to future events, and is subject to risks and uncertainties that are difficult to predict and many of which are outside of the Company’s control. Factors that could cause actual results to differ materially from current expectations include, among other things: the outcome and effectiveness of the aforementioned strategic alternatives process, further portfolio-shaping opportunities, other operational initiatives, and the completion of further financing activities; its ability to access capital and liquidity so that the Company is able to continue as a going concern; its ability to implement changes in executive leadership; the possibility that the expected synergies and benefits from strategic activities will not be fully realized, or will not be realized within the anticipated time periods; the risk that acquired businesses will not be integrated successfully; impacts from, and uncertainties regarding, future actions that may be taken by activist stockholders; the possibility of disruption from acquisitions or dispositions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that the Company will be unsuccessful in implementing a tactical shift in its Satellite and Space Communications segment away from bidding on large commodity service contracts and toward pursuing contracts for niche products and solutions with higher margins; the nature and timing of receipt of, and performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements; changing customer demands and/or procurement strategies and ability to scale opportunities and deliver solutions to current and prospective customers; changes and uncertainty in prevailing economic and political conditions (including financial and capital market conditions), including as a result of Russia’s military incursion into Ukraine, the Israel-Hamas war and attacks in the Red Sea region or any tariff, trade restriction or similar matters; changes in the price of oil in global markets; changes in prevailing interest rates and foreign currency exchange rates; risks associated with legal proceedings, customer claims for indemnification, and other similar matters; risks associated with obligations under its credit facilities; risks associated with large contracts; risks associated with supply chain disruptions; and other factors described in this and other Company filings with the Securities and Exchange Commission. However, the risks described above are not the only risks that the Company faces. Additional risks and uncertainties, not currently known to the Company or that do not currently appear to be material, may also materially adversely affect its business, financial condition and/or operating results in the future. The Company describes risks and uncertainties that could cause actual results and events to differ materially in the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" sections of its SEC filings. The Company does not intend to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

Investor Relations Contact
Maria Ceriello
631-962-7115
maria.ceriello@comtech.com

Media Contact
Jamie Clegg
480-532-2523
jamie.clegg@comtech.com